================================================================================

                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant under Section 240.14a-12

                         PARKVALE FINANCIAL CORPORATION
--------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required

[   ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
                                                            ---------------

       (5) Total fee paid:
                           ------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                  ----------------------------------------
       (2) Form, Schedule or Registration Statement No.:
                                                        ------------------
       (3) Filing Party:
                        --------------------------------------------------
       (4) Date Filed:
                      ----------------------------------------------------

================================================================================

     PARKVALE FINANCIAL CORPORATION LOGO

--------------------------------------------------------------------------------

                                4220 WILLIAM PENN HIGHWAY, MONROEVILLE, PA 15146

                                                              September 20, 2004

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Parkvale Financial Corporation. The meeting will be held at the Pittsburgh Athletic Association, 4215 Fifth Avenue, Pittsburgh, Pennsylvania, on Thursday, October 28, 2004, at 10:00 a.m.

     At the meeting, stockholders will act on the matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement and on any other business matters properly brought before the meeting.

     FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES AS DIRECTORS, "FOR" THE ADOPTION OF THE 2004 STOCK INCENTIVE PLAN AND "FOR" THE RATIFICATION OF AUDITORS.

     It is important that your shares be represented and voted at the Annual Meeting regardless of whether you plan to attend. Please complete, sign, date and return the enclosed proxy card promptly in the envelope provided.

                                            Sincerely,

                                            /s/ ROBERT J. McMARTHY, JR.
                                            Robert J. McCarthy, Jr.
                                            President and
                                            Chief Executive Officer

                         PARKVALE FINANCIAL CORPORATION
                           4220 WILLIAM PENN HIGHWAY
                        MONROEVILLE, PENNSYLVANIA 15146
                                 (412) 373-7200
                         ------------------------------

                            NOTICE OF ANNUAL MEETING
                         TO BE HELD ON OCTOBER 28, 2004
                         ------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Parkvale Financial Corporation, Monroeville, Pennsylvania (the "Corporation"), will be held at the Pittsburgh Athletic Association, 4215 Fifth Avenue, Pittsburgh, Pennsylvania, on Thursday, October 28, 2004, at 10:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     (1) To elect two directors for a term of three years or until their successors have been elected and qualified;

     (2) To adopt the 2004 Stock Incentive Plan, pursuant to which 279,000 shares or 5% of the issued and outstanding Common Stock will be reserved for future grants.

     (3) To ratify the appointment of Parente Randolph, LLC as the Corporation's independent auditors for the fiscal year ending June 30, 2005; and

     (4) To transact such other business as may properly come before the meeting.

     Stockholders of the Corporation of record at the close of business on August 30, 2004 are entitled to notice of and to vote at the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/ ERNA A GOLOTA
                                          Erna A. Golota
                                          Secretary

Monroeville, Pennsylvania
September 20, 2004

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                         PARKVALE FINANCIAL CORPORATION
                         ------------------------------

                                PROXY STATEMENT
                         ------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is being furnished to holders of Common Stock, par value $1.00 per share ("Common Stock"), of Parkvale Financial Corporation (the "Corporation" or "PFC"), the holding company of Parkvale Savings Bank (the "Bank"), in connection with the solicitation of proxies on behalf of the Board of Directors, for use at the Annual Meeting of Stockholders to be held at the Pittsburgh Athletic Association, 4215 Fifth Avenue, Pittsburgh, Pennsylvania, on Thursday, October 28, 2004, at 10:00 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting. This Proxy Statement is being first sent to stockholders on or about September 20, 2004.

     The proxies solicited hereby, if properly signed and returned to the Corporation, will be voted in accordance with the instructions contained therein if they are not revoked prior to their use. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, EACH PROXY RECEIVED WILL BE VOTED FOR THE SLATE OF DIRECTORS DESCRIBED HEREIN; FOR THE ADOPTION OF THE 2004 STOCK INCENTIVE PLAN ATTACHED HERETO AS APPENDIX A; FOR RATIFICATION OF THE APPOINTMENT OF PARENTE RANDOLPH, LLC AS THE CORPORATION'S INDEPENDENT AUDITORS; AND UPON THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS APPOINTED AS PROXIES.

     Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Corporation written notice thereof (Erna A. Golota, Secretary, Parkvale Financial Corporation, 4220 William Penn Highway, Monroeville, Pennsylvania 15146), (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

               VOTING SECURITIES AND BENEFICIAL OWNERSHIP THEREOF

     Only stockholders of record at the close of business on August 30, 2004 (the "Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 5,580,967 shares of Common Stock of the Corporation issued and outstanding and the Corporation had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote on each proposal at the Annual Meeting, with no cumulative voting for the election of directors permitted.

     The following table sets forth, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) persons or entities known to the Corporation to be the beneficial owners of 5% or more of the Corporation's Common Stock, (ii) directors of the Corporation, (iii) executive officers of the Corporation who are not directors, and (iv) all directors and executive officers as a group. The information shown is based upon filings pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), and/or information furnished by the individuals or entities.

                                                  NUMBER OF SHARES
                                                BENEFICIALLY OWNED AS           PERCENT OF
NAME OF BENEFICIAL OWNER                        OF AUGUST 30, 2004(1)          COMMON STOCK
------------------------                        ---------------------          ------------
Parkvale Financial Corporation                          565,273(2)                10.13%
Employee Stock Ownership Plan
4220 William Penn Highway
Monroeville, PA 15146

Beck, Mack & Oliver LLC                                 400,602(3)                 7.18
330 Madison Avenue
New York, NY 10017

DIRECTORS:
Fred P. Burger, Jr.                                     164,586(4)(5)              2.93
Andrea F. Fitting                                        21,499(4)(6)              0.38
Robert J. McCarthy, Jr.                                 468,223(4)(7)(8)           8.26
Patrick J. Minnock                                       37,287(4)(9)              0.67
Robert D. Pfischner                                     121,878(4)(10)             2.17
Harry D. Reagan                                           3,200(4)                 0.06

EXECUTIVE OFFICERS
WHO ARE NOT DIRECTORS:
Timothy G. Rubritz                                      125,879(4)(7)(11)          2.25
Gail B. Anwyll                                           32,712(4)(7)              0.56
Thomas R. Ondek                                          45,917(4)(7)              0.82
Gilbert A. Riazzi                                        12,056(4)(7)              0.22

DIRECTORS AND EXECUTIVE
OFFICERS AS A GROUP
(10 persons)                                          1,033,237(4)(7)             17.71

---------

 (1) Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic interest in the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

 (2) All shares have been allocated to the participants of the Employee Stock Ownership Plan ("ESOP").

 (3) Beck, Mack & Oliver LLC is an investment adviser registered under the Investment Advisers Act of 1940 and based on a Schedule 13F as of June 30, 2004 filed with the SEC, the 400,602 shares are owned by investment advisory clients of the firm. No one of these clients owns more than 5% of said shares.

 (4) Includes shares that may be acquired within 60 days through exercise of stock options as follows: Mr. Burger, 30,586 shares; Dr. Fitting, 19,500 shares; Mr. McCarthy, 86,125 shares; Mr. Minnock, 19,500 shares; Mr. Pfischner, 35,941 shares; Mr. Reagan, 2,000 shares; Mr. Rubritz, 25,375 shares; Ms. Anwyll, 15,687 shares; Mr. Ondek, 15,687 shares; Mr. Riazzi, 3,750 shares; and all directors and executive officers as a group, 254,151 shares. Shares of Common Stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by the individual or group but are not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other person or group. Exclusive of shares which may be acquired upon the exercise of stock options, directors and executive officers of the Corporation as a group beneficially owned 779,086 shares or 13.96% of the issued and outstanding Common Stock.

 (5) Includes 38,000 shares held under Mr. Burger's deferred fee agreement with the Bank.

 (6) Includes 1,140 shares held by Dr. Fitting's spouse.

 (7) Includes shares allocated to such person or group under the ESOP as follows: Mr. McCarthy, 58,079 shares; Mr. Rubritz, 37,757 shares; Ms. Anwyll, 11,607 shares; Mr. Ondek, 16,815 shares; Mr. Riazzi, 5,004 shares; and all executive officers as a group, 129,262 shares. Also includes shares allocated under (a) the Supplemental Executive Benefit Plan ("SEBP") as follows: Mr. McCarthy, 20,851 shares; Mr. Rubritz, 513 shares, and all executive officers as a group, 21,364 shares; and (b) Executive Deferred Compensation Plan ("EDCP"): Mr. McCarthy, 34,716 shares; Mr. Rubritz, 3,900 shares; Mr. Ondek, 75 shares; and all executive officers as a group 38,691 shares. (See Audit-Finance Committee Report On Executive Compensation.) Shares are deemed to be beneficially owned by such individuals or group as a result of their ability to direct the ESOP, SEBP and EDCP trustees' voting of such shares allocated to their respective accounts.

 (8) Includes 164,360 shares held jointly by Mr. McCarthy and his wife, 17,254 shares held by Mr. McCarthy as custodian for his children, and 86,838 shares held under deferred fee and compensation agreements with the Bank.

 (9) Includes 3,281 shares held by Mr. Minnock's wife and 9,900 shares held by the Minnock Family Limited Partnership.

(10) Includes 26,816 shares held jointly by Mr. Pfischner and his wife and 1,525 shares held by his wife.

(11) Includes 44,578 shares held jointly by Mr. Rubritz and his wife and 6,006 shares held by Mr. Rubritz as custodian for his children.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires that directors and officers of the Corporation and the Bank file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission. Directors and officers are required to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely upon review of copies of Forms 3, 4 and 5 received by the Corporation's compliance administrator, the Corporation believes that all filing requirements applicable to its directors and officers were complied with during fiscal 2004.

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
             DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

     Pursuant to the Bylaws of the Corporation and by resolution of the Corporation's Board of Directors, the Board of Directors currently consists of six members. The Board of Directors is divided into three classes, and members of each class are elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. There are no arrangements or understandings between the Corporation and any person pursuant to which such person has been nominated as a director other than the nomination of Harry D. Reagan as a director. Pursuant to the terms of the Parkvale/Second National Bank of Masontown Agreement and Plan of Acquisition, Mr. Reagan was recommended by the Masontown Advisory Board for a seat on the Parkvale Board. Parkvale's Board of Directors concurred with this recommendation. No director or executive officer is related to any other director or executive officer of either the Corporation or the Bank.

     The Board of Directors has determined that four of its six members meet the standards for independence as defined in applicable Nasdaq Listing Standards. In making this determination, the Board determined that a director may be independent even if he or she has business relationships with Parkvale or one of its affiliates as long as such relationship does not interfere with the director's exercise of judgment independent from management of Parkvale, such relationship complies with all applicable federal and state regulations, and any relationship involving the director is entered into in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with other persons. Mr. McCarthy, as a full-time salaried employee, and Mr. Reagan, as a result of the three year consulting agreement entered into in connection with the acquisition of Second National Bank, are not considered independent directors at this time.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for the replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the persons listed below may not be able to serve as a director if elected. A majority of the shares of Common Stock entitled to vote, present in person or by proxy at the meeting, will constitute a quorum. The election of directors requires the affirmative vote of the holders of a plurality of the shares of Common Stock by all stockholders entitled to vote thereon, whether in person or by proxy. Abstentions are considered in determining the presence of a quorum but will not be counted as votes cast. Accordingly, abstentions will have no effect on the plurality vote required for the election of directors. There will not be any "broker non-votes" on this proposal.

                      NOMINEES FOR TERMS EXPIRING IN 2007

                                                  PRINCIPAL OCCUPATION                   DIRECTOR
NAME                             AGE           DURING THE PAST FIVE YEARS                  SINCE
----                             ---           --------------------------                  -----
Robert J. McCarthy, Jr.          61    Vice Chairman of the Board since October            1985(1)(2)
                                       2002; Director, President and Chief
                                       Executive Officer of the Bank since
                                       December 1984 and of the Corporation since
                                       organization in August 1987; previously
                                       President and Chief Executive Officer of
                                       Metropolitan Federal Savings Bank,
                                       Bethesda, Maryland
Patrick J. Minnock               47    Director; President of Minnock Construction         1998(2)
                                       Company, a leading builder and land
                                       developer in the western Pennsylvania area,
                                       since 1988; licensed real estate broker
                                       since 1987; Life Director and former
                                       President of the Builders Association of
                                       Metropolitan Pittsburgh

           THE BOARD OF DIRECTORS RECOMMENDS THAT THE ABOVE NOMINEES
                            BE ELECTED AS DIRECTORS.

                     DIRECTORS WITH TERMS EXPIRING IN 2005

                                                  PRINCIPAL OCCUPATION                   DIRECTOR
NAME                             AGE           DURING THE PAST FIVE YEARS                  SINCE
----                             ---           --------------------------                  -----
Fred P. Burger, Jr.              77    Director; President of Burger Agency, Inc.,         1981(1)(2)
                                       a real estate brokerage firm and insurance
                                       agency, since 1948
Harry D. Reagan                  71    Chief Executive Officer of Masontown                2003(2)
                                       Division of Parkvale Savings Bank February
                                       1, 2002 until retirement on December 31,
                                       2002; formerly Chairman of the Board of The
                                       Second National Bank of Masontown (SNB)
                                       prior to the merger of SNB into Parkvale
                                       Savings Bank on January 31, 2002; Chief
                                       Executive Officer of SNB since 1988;
                                       previously with Gallatin National Bank from
                                       1951 until 1988; member of the Board of
                                       Directors of Health Resources, Inc. and
                                       Uniontown Hospital

                     DIRECTORS WITH TERMS EXPIRING IN 2006

                                                  PRINCIPAL OCCUPATION                   DIRECTOR
NAME                             AGE           DURING THE PAST FIVE YEARS                  SINCE
----                             ---           --------------------------                  -----

Andrea F. Fitting, Ph.D.         50    Director; President and Chief Executive             1998(2)
                                       Officer of Fitting Group, Inc., formerly
                                       known as Fitting Creative, Inc., since 1995
                                       and President of Fitting Communications,
                                       Inc. from 1986 to 1995, marketing
                                       communications firms; former Commissioner
                                       of the Pennsylvania Historical and Museum
                                       Commission
Robert D. Pfischner              82    Chairman of the Board; Retired, former              1968(1)(2)
                                       President of E.T. Lippert Saw Co., a
                                       manufacturer of saw blades for industry and
                                       fabricator of armor plate, from 1973 to
                                       2003

---------

(1) Includes terms as director of the Bank prior to organization of the Corporation in 1987.

(2) Currently serves as a director of the Bank.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

     Shareholders may communicate with the Board of Directors or any member thereof by doing so in writing, addressed to the intended recipient, including the number of shares beneficially owned, and mailed to the Corporate Secretary, Parkvale Financial Corporation, 4220 William Penn Highway, Monroeville, PA 15246-2774.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Corporation holds regular meetings at least quarterly. Each member of the Board of Directors of the Corporation also serves as a director of the Bank. During the year ended June 30, 2004, the Board of Directors of the Corporation met fourteen times. No directors failed to attend fewer than 90% of such meetings and the meetings of the committees of the Board on which they served. In the future, the independent members of the Board of Directors will meet at least two times a year.

     The Nominating Committee met one time in fiscal 2004. The Nominating Committee is currently composed of Mr. Burger, Chairman of the Committee, Dr. Fitting, Mr. Minnock and Mr. Pfischner. The Board has determined that each member of the Nominating Committee meets all applicable independence requirements of the Nasdaq listing standards. The Nominating Committee Charter adopted by the Board of Directors is attached hereto as Appendix B and is available at www.Parkvale.com. The Nominating Committee identifies individuals qualified to become Board members and recommends director nominees for election at each annual stockholder meeting. The Nominating Committee will consider nominations made by stockholders if such nominations are made in accordance with
Article IV, Section 3 of the Corporation's Bylaws. The Board also has other standing committees, each served by the same members of the Board and in the same capacities as those described below for similar committees of the Bank's Board. The Executive Committee, which did not meet in fiscal 2004, has the authority to exercise all of the powers of the Board between Board meetings. The joint Audit-Finance Committee of the Corporation and the Bank met six times in fiscal 2004. Directors of the Corporation do not receive any fees directly from the Corporation for serving as Board and Committee members. The Board does not have a separate compensation committee as determination of compensation is a function of the Audit-Finance Committee.

     The Board of Directors of the Bank meets regularly each month and may have additional special meetings. The Board met fourteen times during fiscal 2004. The Bank has standing Executive, Audit-Finance and Site-Building Committees as described below, in addition to other committees. During fiscal 2004, no directors failed to attend fewer than 100% of the meetings held during the year by the Board of Directors and by all committees of the Board on which they served.

     The Executive Committee has the authority to exercise all the powers of the Board of Directors between Board meetings. The members of the Executive Committee are appointed annually and consisted of Dr. Fitting and Messrs. Burger, Minnock, Pfischner and Reagan during fiscal 2004. Mr. Pfischner currently serves as Chairman of this committee. Mr. McCarthy attends but does not vote at the meetings. The Executive Committee met one time during fiscal 2004.

     The Site-Building Committee inspects, evaluates and recommends to the Board proposed sites for branch offices and recommends any major repairs and/or additions to such proposed sites that may be necessary. The members of the Site-Building Committee are appointed annually and consisted of Dr. Fitting and Messrs. Burger, Minnock and Reagan during fiscal 2004. Messrs. Pfischner and McCarthy, as ex-officio members, attend the meetings but do not vote. Mr. Minnock currently serves as Chairman of this committee. The Site-Building Committee did not meet during fiscal 2004.

     The joint Audit-Finance Committee is comprised of three independent directors. The Committee reviews the Bank's budget; the scope and results of the audit performed by the Corporation's and the Bank's independent auditors; the scope and results of the examinations performed by the Office of Thrift Supervision, the Pennsylvania Department of Banking and the Federal Deposit Insurance Corporation; the Bank's system of internal control; and monitors compliance with the Bank's established investment, interest rate risk, financial futures and options policies. The members of such committee must consider and act upon (1) all transactions with respect to the investment portfolio, with the exception of Federal Funds sold, in excess of $25 million, and (2) all hedging activities over $10 million and up to $25 million. In addition, the Audit-Finance Committee reviews and makes recommendations to the Board concerning compensation of officers and employees. The members of the Audit-Finance Committee are appointed annually and consisted of Dr. Fitting and Messrs. Burger and Minnock during fiscal 2004. Messrs. Pfischner and McCarthy, as ex-officio members, attend the meetings but do not vote. Mr. Burger currently serves as Chairman of this committee. The Audit-Finance Committee met six times during fiscal 2004.

                         AUDIT-FINANCE COMMITTEE REPORT

     The Board of Directors has determined that the three Audit-Finance Committee members are financially literate under the current listing standards of the Nasdaq. The Board also determined that Patrick J. Minnock qualifies as an "audit committee financial expert" as defined by the SEC rules adopted pursuant to the Sarbanes-Oxley Act of 2002. A copy of the Audit-Finance Committee Charter is attached to this Proxy Statement as Appendix C.

     The Committee oversees the Corporation's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling the oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosure in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Corporation's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including Statement of Auditing Standards No. 61. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Corporation, including the matters in the written disclosures required by the Independence Standards Board and the Independent Standards Board Standard No. 1, and considered the compatibility of non-audit services with the auditors' independence.

     The Committee discussed with the Corporation's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2004 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, selection of Parente Randolph, LLC as the Corporation's independent auditors for the fiscal year ending June 30, 2005.

                         Fred P. Burger, Jr., Chairman
                               Andrea F. Fitting
                               Patrick J. Minnock

September 9, 2004

COMPENSATION OF DIRECTORS

     Board members receive a retainer of $1,375 monthly, based on an annualized retainer of $16,500, and $500 for each meeting attended. Mr. McCarthy does not receive the annual retainer and meeting fees. Directors, excluding Messrs. Pfischner and McCarthy, received $200 for each committee meeting attended during fiscal 2004, except for the chairman of the Audit-Finance Committee, who received $225 per meeting attended. The Site-Building Committee did not meet during fiscal 2004; however, in addition to the normal $225 per meeting fee for fulfilling his duties as Chairman of the Site-Building Committee, Mr. Minnock may receive $100 for inspecting and evaluating a proposed branch site and any major repairs to a branch office or site. Mr. Minnock made one evaluation during fiscal 2004 and received $100 for performing such services.

     Dr. Fitting and Messrs. Burger, Minnock and Pfischner served as trustees/administrators of the Corporation's following benefit plans during fiscal 2004: 401(k) Plan, Employee Stock Ownership Plan and Stock Option Plans. To date, the directors serving as trustees/administrators of these plans have not received any additional compensation for such services.

     On December 16, 1993, the Bank entered into a consulting agreement with Mr. Pfischner to serve as a consultant to the President-Chief Executive Officer, Board of Directors and executive staff of the Bank for a term of one year commencing on January 1, 1994 and continuing from year to year by written agreement. The agreement has been extended by written agreement each calendar year through 2004 under the same terms and conditions for a term of one year. The agreement provides for a minimum base annual fee of $20,400 payable monthly, which may be increased in the future. Either party may terminate the agreement by providing the other party with at least thirty days written notice before the expiration date of the agreement. Mr. Pfischner had performed consulting services to the Bank for many years without a written agreement. For services performed during fiscal 2004, in addition to the regular Board fees, Mr. Pfischner received $25,400 which included a bonus of $5,000 for outstanding services to the Bank.

     Pursuant to the three-year employment agreement dated January 31, 2002 between the Bank and Mr. Reagan, upon his retirement as Chief Executive Officer of the Masontown Division of the Bank on December 31, 2002, he serves as a consultant to the Bank for the then remaining term of twenty-five months which commenced on January 1, 2003. The agreement provides for a minimum base annual fee of $107,999 payable monthly.

     Under the 1993 Directors' Stock Option Plan, each person who serves as a non-employee director immediately following the last adjournment of each Annual Meeting shall be granted as of such date a compensatory stock option to purchase shares of the Corporation's Common Stock at a price equal to the fair market value of a share of the Common Stock on that date. On the 2003 Annual Meeting date, each non-employee director received an option to purchase 2,000 shares. The fair market value on the October 23, 2003 Annual Meeting date was $25.625 per share. This Plan expired in October 2003, after the granting of these options.

     Directors may make an irrevocable election prior to the beginning of each calendar year to defer all or a portion of the annual retainer and meeting fees into a cash account and/or a PFC stock account. The cash account earns interest each year at a rate equal to the rate paid on the Bank's highest rated certificate of deposit on the first business day of each calendar year. The stock account is credited with the dividends paid on PFC stock during the year. Prior to the beginning of the year, each participant may elect to purchase PFC Common Stock with the cash in either account. A third deemed investment option earns the performance rate of any of the selected mutual funds offered by CIGNA to participants of the Bank's 401(k) Plan. At the end of each quarter, the account is credited with gains (or debited for losses) in accordance with the mutual fund experience reports provided by CIGNA. Participants may receive payments from their accounts on the attainment of an age after 65 or at termination of Board service in cash, in either a lump sum or annual installments, or receive the Common Stock.

EXECUTIVE MANAGEMENT

     The following table sets forth certain information with respect to executive officers of the Corporation and the Bank who are not directors of the Corporation. There are no arrangements or understandings between the Corporation or the Bank and any person pursuant to which such person has been appointed an executive officer. No executive officer is related to any other executive officer or director of the Corporation or the Bank by blood, marriage or adoption. Officers of the Corporation and the Bank are appointed annually by the respective Boards of Directors for one-year terms.

                                                   PRINCIPAL OCCUPATION DURING
       NAME              AGE                           THE PAST FIVE YEARS
       ----              ---                           -------------------
Timothy G. Rubritz       50        Vice President-Treasurer of the Corporation since its
                                   organization in August 1987; Senior Vice President-Treasurer of the Bank since December 1989; Vice President-Treasurer
                                   from January 1986 to December 1989; joined the Bank in June
                                   1985 as Audit Director; with Coopers & Lybrand from 1976 to
                                   1985, including a general practice manager at such firm from
                                   1982 to 1985.

Gail B. Anwyll           52        Senior Vice President of the Bank since June 2000; Vice
                                   President from December 1992 to June 2000; in charge of
                                   Human Resources Department and Marketing; Assistant
                                   Corporate Secretary since July 1990; Senior Assistant Vice
                                   President from December 1991 to December 1992; Assistant
                                   Vice President from December 1989 to December 1991; joined the Bank in August 1989 as Director of Human Resources; with
                                   Lyman Savings & Loan Association from 1976 to August 1989, serving as Executive Vice President from 1987 to August
                                   1989.
Thomas R. Ondek          45        Senior Vice President of the Bank since December 2001; in
                                   charge of Deposit Operations; Vice President from December
                                   1989 to December 2001; Assistant Vice President from
                                   December 1986 to December 1989; branch manager from April to
                                   December 1985; joined the Bank in May 1984.
Gilbert A. Riazzi        40        Senior Vice President of the Bank since December 2003 and
                                   Chief Information Officer since July 2002; Vice President
                                   from December 1999 to December 2003; Audit-Compliance
                                   Director of the Corporation and the Bank from December 1999 to July 2002; Senior Assistant Vice President of the Bank
                                   from December 1996 to December 1999; Assistant Vice
                                   President from December 1993 to December 1996; joined the
                                   Bank as Internal Auditor in May 1992; with Landmark Savings from 1989 to 1992 as Audit Supervisor.

OTHER OFFICERS

                                                      PRINCIPAL OCCUPATION DURING
        NAME                AGE                           THE PAST FIVE YEARS
        ----                ---                           -------------------
Joseph C. DeFazio           43        Assistant Treasurer of the Corporation since April 2003;
                                      Vice President of the Bank since December 2000 and Assistant
                                      Treasurer since December 1995; Assistant Controller from
                                      December 1986 to December 1995; joined the Bank in October
                                      1984 as Accounting Supervisor.
Robert B. Powderly          46        Vice President-Manager of Commercial Services since joining the Bank in December 2003; Vice President of L. J. Melody &
                                      Company, a mortgage banking firm, from 1999 to 2003; with
                                      National City Bank of PA and Integra Bank from 1992 to 1999 serving as Vice President-Manager of Commercial Real Estate in both banks.
Jason W. Ross               30        Vice President-Audit Compliance Director of the Bank since
                                      December 2003; Audit Compliance Director of the Corporation
                                      and the Bank since July 2002; Senior Assistant Vice
                                      President from June 2003 to December 2003; Assistant Vice
                                      President from December 2002 to June 2003; joined the Bank in April 2002; with Arthur Andersen as Manager in Assurance and Business Advisory from 1996 to April 2002.
Thomas A. Webb              54        Vice President-Manager of Consumer, Mortgage Lending and
                                      Asset Management of the Bank since September 2003; joined
                                      the Bank in June 2003; with Laurel Savings and Loan
                                      Association from 1998 to 2003 serving as Vice President and
                                      Chief Lending Officer.

                         AUDIT-FINANCE COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     PFC's business consists primarily of the business of the Bank and its subsidiaries. The financial results of PFC are a direct function of the Bank's achievement of its goals as set forth in its long-term strategic plan. Executives are compensated for their contribution to the achievement of these goals, which benefits the stockholders, customers, employees and communities in which the Bank operates.

     The Audit-Finance Committees of the Bank and PFC ("Committee") jointly administer executive compensation, with all compensation currently paid by the Bank. The Committee reviews all issues pertaining to executive compensation and submits its recommendations to the Board of Directors for approval. Mr. Robert
J. McCarthy, Jr., in his capacity as a member of the Board of Directors of PFC and the Bank, abstains from any Board of Directors' vote concerning compensation affecting himself. The Committee's compensation program for executive officers currently consists of annual payments of salary and bonuses and periodic grants of options to purchase Common Stock under PFC's Stock Option Plans. PFC does not have any Stock Option Plans with shares eligible for grant at June 30, 2004. Each element of the program has a different purpose. Salary and bonus payments are mainly designed to reward current and past performance. Stock option awards are designed to help attract and retain superior personnel for positions of substantial responsibility as well as to provide additional incentive to contribute to the long-term success of PFC.

     In determining the amount and form of executive compensation to be paid or awarded in fiscal 2004, the Committee considered PFC's overall performance over a period of years--and its future objectives and challenges--rather than a guideline or formula based on any particular performance measure in a single year. Within this framework, the Committee considered, among other things, the following performance factors in making its compensation decisions in fiscal 2004: return on equity; earnings per share; fair market value of the Common Stock; and the Bank's achievement of its annual goals relating to earnings, growth, net worth, asset quality, efficiency ratio and evaluation by regulators as to safety and soundness. The Committee's decisions concerning the compensation of individual executive officers during fiscal 2004 were made in the context of historical practice and competitive environment, including comparisons with compensation practices of companies of similar size and function in the financial services industry. The Committee has not addressed the adoption of a policy with respect to the issue of the deductibility of qualifying executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code") because no executive has compensation subject to Section 162(m) that exceeds the $1,000,000 threshold.

     Supplemental non-qualified benefit plans are provided to executive officers as follows:

     Supplemental Executive Benefit Plan

     Effective December 31, 1994, PFC and the Bank adopted the Supplemental Benefit Plan ("SEBP") for the benefit of certain officers who are subject to the limitations imposed by Sections 401(a)(17) and 415 of the Code on the maximum amount of compensation which may be taken into consideration for the purposes of the Parkvale Financial Corporation Employee Stock Ownership Plan ("ESOP") and the maximum amount of benefits which may be allocated to an individual participant thereunder. In calendar year 1994, the maximum amount of base pay for qualified benefit plan purposes was reduced to $150,000 from $235,840 previously. From 1997 through 2001, the base amount gradually increased to $170,000. Effective January 1, 2002, this limit was increased to $200,000. Persons earning more than $200,000 in 2003 were deprived of retirement funds otherwise available to them. The officer affected by the Code limitation in calendar year 2003 was Mr. McCarthy and 884 Treasury shares of PFC Common Stock applicable to the 2003 distribution were allocated to the Trust administered by the Heritage Trust Division of Northwest Savings Bank for his benefit. The value of those shares, based upon the closing price of $26.85 per share on the last trading day of calendar 2003 (December 31, 2003), is included in the Summary Compensation Table.

     Executive Deferred Compensation Plan

     Due to benefit limits imposed by the Code and/or discrimination tests of highly compensated employees, the Bank adopted, effective July 1, 1994, the Parkvale Savings Bank Executive Deferred Compensation Plan ("EDCP") for certain senior officers of the Bank to compensate such individuals who participate in the 401(k) Plan for benefits lost under the Plan. The EDCP is an unfunded, non-qualified plan which provides for the accrual of matching contributions and investment returns that may not be accrued under the 401(k) Plan. Under the 401(k) Plan, participating employees may voluntarily make pre-tax contributions to their accounts up to 10% of covered plan compensation. The Bank matches 50% of the employee's pre-tax contributions up to a maximum of 6% of the employee's covered compensation. In addition, the Bank may make a profit sharing contribution equal to a percentage of each eligible employee's covered compensation during a plan year, subject to the Bank's profitability and the discretionary approval of the Board of Directors. The historical discretionary contribution has been 2%. Contributions to the 401(k) Plan and EDCP for the named executive officers are included in the Summary Compensation Table.

BASES FOR CHIEF EXECUTIVE OFFICER AND NAMED EXECUTIVE OFFICERS COMPENSATION

     In fiscal 2004, PFC's President and Chief Executive Officer received total cash payments of $480,000 in salary and bonus (as shown in the Summary Compensation Table). The Committee notes that Mr. McCarthy's salary in fiscal 2004 was unchanged from fiscal 2003, and that the bonus paid to Mr. McCarthy in fiscal 2004 exceeded 45% of his salary for the year, down $50,000 from fiscal 2003. The bonus paid to Mr. Rubritz in fiscal 2004 exceeded 30% of his salary for the year and the bonus paid to Mr. Ondek in fiscal 2004 exceeded 29% of his salary for the year. All named executives received reduced bonuses in fiscal 2004 compared to fiscal 2003.

     The Committee considered these 2004 payments appropriate in light of PFC's performance. In addition, the Committee determined Mr. McCarthy's fiscal 2004 compensation based on its assessment of his ability and dedication to enhance the long-term value and financial strength of PFC by continuing to provide the leadership and vision that he has provided throughout his tenure as Chief Executive Officer. PFC's net income has increased in three of the last five fiscal years. In addition, PFC's return on average equity for the last five fiscal years has averaged 12.85%.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 2004, no member of the Audit-Finance Committee was a former or is presently a full-time officer or employee of the Corporation or any of its subsidiaries.

                            AUDIT-FINANCE COMMITTEE

                            Fred P. Burger, Chairman
                               Andrea F. Fitting
                               Patrick J. Minnock

PERFORMANCE GRAPH

     The following table and graph compares the yearly cumulative total return of the Common Stock over a five-year measurement period with (i) the yearly cumulative total return on the stocks included in the Nasdaq Market Index and
(ii) the yearly cumulative total return on the stocks included in the Nasdaq Financial Stock Market Index as reported by the Center for Research in Securities Prices at the University of Chicago. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.

                           TABLE OF CUMULATIVE VALUES

                                      1999      2000      2001      2002      2003      2004
                                      ----      ----      ----      ----      ----      ----
Parkvale...........................  $100.00   $ 82.66   $119.14   $146.50   $121.33   $119.69
Nasdaq.............................   100.00    147.83     80.27     54.68     60.71     76.53
Nasdaq Financial...................   100.00     78.77    106.32    118.93    125.01    153.62
S&P 500............................   100.00    107.44     91.74     75.17     75.54     90.04
Book Value Per Share...............    13.84     14.75     16.78     17.09     17.93     18.76
Market Value Per Share.............    21.75     17.25     24.00     28.64     24.42     26.32

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

                                              PARKVALE                NASDAQ            NASDAQ FINANCIAL           S&P 500
                                              --------                ------            ----------------           -------
1999                                          $100.00                $100.00                $100.00                $100.00
2000                                            82.66                 147.83                  78.77                 107.44
2001                                           119.14                  80.27                 106.32                  91.74
2002                                           146.50                  54.68                 118.93                  75.17
2003                                           121.33                  60.71                 125.01                  75.54
2004                                           119.69                  76.53                 153.62                  90.04

* Assumes the investment of $100 on June 30, 1999 and the reinvestment of all dividends.

     The market value on the record date, August 30, 2004 was $25.36 per share.

                             EXECUTIVE COMPENSATION

SUMMARY

     The following table sets forth a summary of certain information concerning the compensation awarded or paid for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer and other executive officers of the Corporation and the Bank ("Named Executive Officers") whose total compensation during the last fiscal year exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                    LONG-TERM
                                           ANNUAL COMPENSATION    COMPENSATION
                                           -------------------    ------------       ALL OTHER
NAME AND PRINCIPAL POSITION   FISCAL YEAR  SALARY(1)    BONUS     OPTION AWARDS  COMPENSATION(2)(3)
---------------------------   -----------  ---------    -----     -------------  ------------------
Robert J. McCarthy, Jr.          2004      $330,000    $150,000         0             $64,069
  President and                  2003       330,000     200,000         0              76,365
  Chief Executive Officer        2002       330,000     275,000         0              86,049

Timothy G. Rubritz               2004       138,606      42,000         0              23,468
  Vice President-Treasurer       2003       136,200      48,000         0              25,575
  of the Corporation and         2002       134,400      58,000         0              28,131
  Senior Vice
  President-Treasurer of the
  Bank

Thomas R. Ondek                  2004        86,294      25,000         0              11,688
  Senior Vice President          2003        83,896      28,000         0              13,900
  of the Bank                    2002        81,486      33,000         0              14,856

---------

(1) Salary includes amounts deferred at the election of the executive officer through the Bank's 401(k) Plan and Executive Deferred Compensation Plan ("EDCP").

(2) Includes the Bank's contributions to the 401(k) Plan and EDCP during fiscal 2004 on behalf of Mr. McCarthy ($25,000), Mr. Rubritz ($9,114) and Mr. Ondek ($4,279).

(3) Includes the value of the Common Stock allocated to the ESOP and SEBP Trust account of Mr. McCarthy ($39,069) and ESOP accounts of Messrs. Rubritz ($14,354) and Mr. Ondek ($7,409) based upon the closing price of $26.85 per share on the allocation date, December 31, 2003.

     The column "Other Annual Compensation" has been omitted because there is no compensation required to be reported in such column. The aggregate amount of perquisites and other personal benefits provided to each Named Executive Officer did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus of such officer.

                     OPTION GRANTS IN THE LAST FISCAL YEAR

     There were no options granted during the fiscal year ended June 30, 2004.

              AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information concerning stock options exercised during fiscal year 2004 by the Named Executive Officers and the value of unexercised stock options held by each such officer on the last trading day of the fiscal year (June 30, 2004). The number of shares have been adjusted to reflect the 5 for 4 stock splits in October 1994, 1995, 1996, 1997 and 1998.

                                                             NUMBER OF
                                                            SECURITIES
                                                            UNDERLYING        VALUE OF UNEXERCISED
                                                        UNEXERCISED OPTIONS   IN-THE-MONEY OPTIONS
                                                        AT FISCAL YEAR END     AT FISCAL YEAR END
                        SHARES ACQUIRED      VALUE         EXERCISABLE/           EXERCISABLE/
NAME                      ON EXERCISE     REALIZED(1)      UNEXERCISABLE        UNEXERCISABLE(2)
----                      -----------     -----------      -------------        ----------------
Robert J. McCarthy,
  Jr.                       24,414         $412,855          86,125/0              $536,929/$0
Timothy G. Rubritz          11,807          196,564          25,775/0                155,875/0
Thomas R. Ondek              9,155          150,376          15,687/0                 84,008/0

---------

(1) The value was determined by subtracting the exercise price from the fair market value of the Common Stock on the exercise date.

(2) The value was determined by subtracting the exercise prices from the fair market value of the Common Stock on June 30, 2004 ($26.07 per share) and multiplying the same by the number of options.

           LONG-TERM INCENTIVE PLANS--AWARDS IN THE LAST FISCAL YEAR

     A long-term incentive plan has not been instituted for either the Corporation or the Bank.

EMPLOYMENT AGREEMENT

     The Bank entered into a five-year employment agreement with Mr. McCarthy in April 1987 and the Corporation became a party to the agreement upon consummation of the reorganization of the Bank into the holding company form of organization in January 1989. The initial term of the agreement was extended automatically for an additional year on each anniversary date of the agreement. Effective January 1, 1997, a new five-year employment agreement was entered into by the parties to reflect the holding company formation, the Bank's charter conversion to a savings bank and change in regulators, and changes in applicable law and regulatory policies since 1987. The agreement provides for a minimum annual salary of $262,000, which may be increased from time to time in such amounts as may be determined by the Boards of Directors of the Corporation and the Bank. In addition, Mr. McCarthy may receive bonus payments as determined by the Boards of Directors. Prior to the first anniversary of the effective date and each annual anniversary thereafter, the Boards of Directors shall consider all relevant factors, including Mr. McCarthy's performance, and if appropriate approve a one-year extension of the remaining term of the agreement. The term of Mr. McCarthy's agreement will be extended each year if the Boards of Directors of the Bank and the Corporation ("Parkvale") approve the extension, unless Mr. McCarthy provides at least 30 days written notice not to extend the agreement beyond its remaining term. The agreement is terminable by Parkvale for cause at any time and currently expires on January 1, 2009.

     The agreement with Mr. McCarthy provides for severance payments and other benefits in the event Parkvale terminates his employment for other than cause, disability, retirement or death or Mr. McCarthy resigns for "good reason," as defined in the agreement. Good reason includes among other things a "change in control" of Parkvale, which is defined to include any of the following: (1) any change in control required to be reported pursuant to Item 6(e) of Schedule 14A promulgated under the Exchange Act; (2) the acquisition of beneficial ownership by any person (as defined in Sections 13(d) and 14(d) of the Exchange Act) of 10% or more of the combined voting power of the Corporation's then outstanding securities; or (3) within any period during the term of the agreement, a change in the majority of the Board of Directors for any reason without the written consent of Mr. McCarthy. In such event, Parkvale will give severance payments to Mr. McCarthy equal to 2.99 times his average annual base salary, bonus and other incentive compensation for the preceding three years, plus the continuation or payment of certain fringe benefits other than stock benefit plans. Under Mr. McCarthy's employment agreement, Mr. McCarthy could receive payments and benefits that constitute a parachute payment. Parachute payments generally are payments in excess of three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includible in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes. In such event, Parkvale has agreed to pay the 20% excess tax that would otherwise be owed by Mr. McCarthy and such additional amounts as may be necessary to reimburse Mr. McCarthy for the federal, state and local income taxes and excise taxes on such amounts.

     The agreement also precludes Mr. McCarthy from owning (excluding the ownership of 1% or less of the stock of a public corporation), managing, operating and controlling, being employed by or participating in or being in any way connected with any other business covered by federal deposit insurance which is located in the Pennsylvania counties of Allegheny, Armstrong, Butler, Beaver, Washington and Westmoreland. Such restriction shall continue throughout Mr. McCarthy's employment with Parkvale.

     The employment agreement with Mr. McCarthy and the change in control agreement with Mr. Rubritz described below, to the extent they increase the cost of any acquisition of control of the Corporation, could be deemed to have an anti-takeover effect. As a result, the agreements may discourage takeover attempts which (1) are deemed by certain stockholders to be in their best interests, (2) might be at prices in excess of the then market value of the Corporation's Common Stock, and (3) as a result, may tend to perpetuate existing management.

CHANGE IN CONTROL AGREEMENT

     The Corporation and the Bank ("Parkvale") entered into a three-year change in control severance agreement with Mr. Rubritz effective January 1, 2000. Commencing on the first annual anniversary of each effective date, the term of the agreement will be extended for an additional year on each annual anniversary of the effective date until such time as the Boards of Directors of Parkvale or Mr. Rubritz gives notice not to extend the term of the agreement. As a consequence, subsequent to the first anniversary of the effective date, the remaining term of the agreement will stay between two and three years unless notice of non-renewal is given not less than thirty (30) days prior to any anniversary date. If either party gives timely notice that the term will not be extended as of any annual anniversary date, then the agreement shall terminate at the conclusion of its remaining term. The agreement currently expires on January 1, 2007.

     The agreement with Mr. Rubritz provides for severance payments and other benefits in the event his employment with Parkvale is terminated subsequent to a change in control of the Corporation by (i) Parkvale for other than cause, disability, retirement or death, (ii) by Mr. Rubritz for any reason within the first sixty (60) days following the one-year anniversary of the change in control, or (iii) by Mr. Rubritz for good reason, then Parkvale shall (a) pay to Mr. Rubritz, in either twenty-four (24) equal monthly installments beginning with the first business day of the month following the date of termination or in a lump sum within five (5) business days of the date of termination, a cash severance amount equal to two (2) times Mr. Rubritz's annual compensation, and
(b) maintain and provide for a period ending at the earlier of (i) the expiration of the remaining term of the agreement as of the date of termination or (ii) the date of Mr. Rubritz's full-time employment by another employer, at no cost to him, continued participation in all group insurance, life insurance, health and accident insurance, disability insurance and other employee benefit plans, programs and arrangements offered by Parkvale in which Mr. Rubritz was entitled to participate immediately prior to the date of termination (excluding stock benefit plans and cash incentive compensation). If such payments would constitute a "parachute payment" under Section 280G of the Code, then the payments and benefits payable shall be reduced by the minimum amount necessary to avoid constituting a parachute payment.

     Parkvale may assign the agreement and its rights and obligations thereunder in whole, but not in part, to any corporation, bank or other entity with or into which either the Corporation or the Bank may merge or consolidate or which either may transfer all or substantially all of its respective assets. Mr. Rubritz may not assign or transfer the agreement or any rights or obligations thereunder.

LOANS TO MANAGEMENT

     In the ordinary course of business, the Bank makes loans available to its directors, officers and employees. Such loans are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to other borrowers. It is the belief of management that these loans neither involve more than the normal risk of collectability nor present other unfavorable features. At June 30, 2004, the Bank had 19 loans outstanding to directors and officers of the Bank, or members of their immediate families or related entities. In total, these loans were less than 5% of total shareholders' equity at June 30, 2004.

                PROPOSAL TO ADOPT THE 2004 STOCK INCENTIVE PLAN

GENERAL

     The Board of Directors has adopted the 2004 Stock Incentive Plan (the "Incentive Plan"), pursuant to which 279,000 shares of 5% of the issued and outstanding Common Stock will be reserved for future grants. The Incentive Plan is designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in the Company and as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The Incentive Plan is also designed to attract and retain qualified directors for the Company. The Incentive Plan provides for the grant of incentive stock options intended to comply with the requirements of
Section 422 of the Code ("incentive stock options"), non-incentive or compensatory stock options and share awards (collectively "Awards"). Awards will be available for grant to officers, key employees and directors of the Company and its subsidiaries, except that non-employee directors will be eligible to receive only awards of non-incentive stock options.

DESCRIPTION OF THE 2004 STOCK INCENTIVE PLAN

     The following description of the Incentive Plan is a summary of its terms and is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached hereto as Appendix A.

     Administration. The Incentive Plan will be administered and interpreted by a special committee of the Board of Directors (the "Committee") that is comprised solely of two or more non-employee directors. The members of the Committee will initially consist of Dr. Fitting and Messrs. Burger and Minnock.

     Stock Options. Under the Incentive Plan, the Board of Directors or the Committee will determine which officers, key employees and non-employee directors will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The per share exercise price of both an incentive stock and a compensatory option shall at least equal the fair market value of a share of Common Stock on the date the option is granted.

     Options granted to participants will become vested and exercisable at the rate as may be specified by the Committee. Notwithstanding the foregoing, no vesting shall occur on or after a participant's employment or service with the Company is terminated for any reason other than his death, disability, retirement or a change in control of the Company. Unless the Committee or Board of Directors shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment or service with the Company or a subsidiary company because of his death, disability or retirement. In addition, all stock options will become vested and exercisable in full on the effective date of a change in control of the Company. A change in control is defined in the Incentive Plan to include (1) stockholder approval of (or, if no stockholder approval is required, completion of) a merger, consolidation, share exchange, division or other reorganization or transaction involving the Company with any other corporation or entity, other than where such a transaction results in either (A) the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 60% of the combined voting power of the surviving entity immediately after such transaction or (B) the members of the Board of Directors of the Company immediately prior thereto continuing to represent at least 60% of the members of the Board of Directors of the surviving entity, (2) the acquisition by any person of 20% or more of the Company's then outstanding voting stock, (3) a change in a majority of the Board of Directors of the Company during any period of 36 consecutive months, unless each new director was approved by at least two-thirds of the directors then still in office who were directors at the beginning of the period, (4) certain acquisitions of control of the Company as defined in the regulations of the Office of Thrift

Supervision, and (5) any change in control events required to be reported to the Securities and Exchange Commission.

     Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or six months after the date on which the optionee's employment terminates (three years after termination of service in the case of non-employee directors), unless extended by the Committee or the Board of Directors to a period not to exceed five years from such termination. Unless stated otherwise at the time an option is granted, (i) if an optionee terminates his employment or service with the Company or a subsidiary company as a result of disability or retirement without having fully exercised his options, the optionee shall have five years following his termination due to disability or retirement to exercise such options, and (ii) if an optionee terminates his employment or service with the Company or a subsidiary company following a change in control of the Company without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the two-year period following his death. In no event will any option be exercisable more than ten years from the date it was granted.

     Stock options are non-transferable except by will or the laws of descent and distribution. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his or her immediate family or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

     Payment for shares purchased upon the exercise of options may be made either in cash, by check or, if permitted by the Committee or the Board, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total option price, by withholding some of the shares of Common Stock which are being purchased upon exercise of an option, or any combination of the foregoing. If the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to acquire a number of shares of Common Stock upon exercise of the Option, which is greater than the number of shares delivered as payment for the exercise price. In addition, an optionee can exercise his or her option in whole or in part and then deliver the shares acquired upon such exercise as-payment for the exercise price of all or part of his options. Again, if the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to either (1) reduce the amount of cash required to receive a fixed number of shares upon exercise of the option or
(2) receive a greater number of shares upon exercise of the option for the same amount of cash that would have otherwise been used. Because options may be exercised in part from time to time, the ability to deliver Common Stock as payment of the exercise price could enable the optionee to turn a relatively small number of shares into a large number of shares. However, shares of Common Stock delivered to pay the purchase price of an option must have been acquired by the optionee more than six months prior to the exercise date of the option. In addition, an optionee can elect, with the Committee's concurrence, to defer the delivery of the proceeds of any compensatory option not transferred under the terms of the Incentive Plan. Such deferral must comply with the provisions of the Incentive Plan, the Deferred Compensation Plan and other rules and regulations as may be established by the Committee.

     Share Awards. Under the Incentive Plan, the Board of Directors or the Committee is authorized to grant share awards, which are a right to receive a distribution of shares of Common Stock. Shares of

Common Stock granted pursuant to a share award will be in the form of restricted stock which shall vest upon such terms and conditions as established by the Committee. The Board or the Committee will determine which officers and key employees will be granted share awards, the number of shares subject to each share award, whether the share award is contingent upon achievement of certain performance goals and the performance goals, if any, required to be met in connection with a share award. Non-employee directors are not eligible to receive share awards. The number of shares available to be issued as share awards will not exceed 20% (or 55,800 shares) of the total number of shares available for issuance under the Incentive Plan.

     If the employment of a share award recipient is terminated before the share award is completely earned, the recipient will forfeit the right to any shares subject to the share award that has not been earned, except as set forth below. All shares subject to a share award held by a recipient whose employment or service with the Company or a subsidiary company terminates due to death, disability or retirement will be deemed fully earned as of the recipient's last day of employment or service. In addition, all shares subject to a share award held by a recipient will be deemed to be fully earned as of the effective date of a change of control of the Company.

     Any dividends declared in respect to any unvested share award will be held by the Incentive Plan trust for the benefit of the recipient of the share award held by the trust. The dividends, including any interest thereon, will be paid out proportionately by the trust to the recipient as soon as practicable after the share award is earned. The recipient of a share award (other than a performance share award) is entitled to direct the trustee as to the voting of the shares covered by the share award which have not yet been earned and distributed to the recipient. All shares of Common Stock held by the trust which have not been awarded under a share award, shares subject to performance share awards which have not vested and shares which have been awarded but the recipient has not directed the voting shall be voted by the trustee in its discretion. Share awards are not transferable by the recipient and shares subject to a share award may only be earned by and paid to the recipient who was notified in writing of such award by the Committee.

     The Committee may determine to make any share award a performance share award by making such award contingent upon the achievement of a performance goal, or any combination of performance goals. Each performance share award will be evidenced by a written agreement setting forth the performance goals applicable to such award. All determinations regarding the achievement of any performance goal will be made by the Committee. Each performance share award will be granted and administered to comply with the requirements of Section 162(m) of the Code. Notwithstanding anything to the contrary in the Incentive Plan, a recipient of a performance award shall have no rights as a stockholder until the shares of Common Stock covered by the performance share award are issued to the recipient according to the terms thereof.

     Number of Shares Covered by the Incentive Plan. A total of 279,000 shares of Common Stock has been reserved for future issuance pursuant to the Incentive Plan. Shares to be issued under the Incentive Plan may be either authorized but unissued shares, shares acquired in the market and held in a trust or reacquired shares held by the Company in treasury. No more than 20% (55,800) of the shares reserved for the Incentive Plan can be subject to share awards. In the event of a stock split, reverse stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of Common Stock under the Incentive Plan, the number of shares to which any Award relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding or such capital adjustment. The Incentive Plan provides that grants to each employee and non-employee director shall not exceed 25% and 5% of the shares of Common Stock available under the Incentive Plan, respectively. Awards made to non-employee directors in the aggregate may not exceed 25% of the total number of shares available under the Incentive Plan.

     Amendment and Termination of the Incentive Plan. The Board of Directors may, by resolution, at any time terminate or amend the Incentive Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval the Board may deem advisable. Notwithstanding the foregoing, in no event shall the Board of Directors amend the Incentive Plan without stockholder approval or shall the Board of Directors or the Committee amend an award in any manner that effectively allows the repricing of any option previously granted under the Incentive Plan. Unless sooner terminated, the Incentive Plan shall continue in effect for a period of ten years from June 17, 2004, the date the Incentive Plan was adopted by the Board of Directors. Termination of the Incentive Plan shall not affect any previously granted Awards. In addition, no more than 80% of the total shares reserved for issuance under the Incentive Plan may be issued pursuant to the exercise of incentive stock options.

     Federal Income Tax Consequences. Under current provisions of the Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. As regards incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company at any time as a result of such grant or exercise. An optionee, however, may be subject to an alternative minimum tax upon exercise of an incentive stock option. With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. Upon the vesting of a share award, the holder will realize income for federal income tax purposes equal to the amount received by him, whether in cash, shares of stock or both, and the Company will be entitled to a deduction for federal income tax purposes in the same amount.

     Pursuant to Section 83 of the Code, recipients of share awards will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time that the shares vest and become transferable. A recipient of a share award may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of Common Stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of share awards in the year in which such amounts are included in income.

     Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers ("covered executives"). Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception: (i) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by stockholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied (the "Certification Requirement").

     Treasury regulations provide that compensation attributable to a stock option or share award is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if:
(i) the grant is made by a compensation committee consisting solely of two or more outside directors, as defined; (ii) the plan under which the option or share award is granted states the maximum number of shares with respect to which options or share awards may be granted during a specified period to any employee; and (iii) under the terms of the option or share awards, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant or award. The Certification Requirement is not necessary if these other requirements are satisfied.

     The Incentive Plan has been designed to meet the requirements of Section 162(m) of the Code and, as a result, the Company believes that compensation attributable to stock options and performance share awards granted under the Incentive Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Code. If the non-excluded compensation of a covered executive exceeded $1.0 million, however, compensation attributable to other awards, such as restricted stock, may not be fully deductible unless the grant or vesting of the award is contingent on the attainment of a performance goal determined by a compensation committee meeting specified requirements and disclosed to and approved by the stockholders of the Company. The Board of Directors believes that the likelihood of any impact on the Company from the deduction limitation contained in Section 162(m) of the Code is remote at this time.

     The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

     Accounting Treatment. The Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which establishes financial accounting and reporting standards for stock-based employee compensation plans. At this time, SFAS No. 123 permits companies to either use a fair value method as defined by SFAS No. 123 or, alternatively, the intrinsic value method for accounting for an employee stock option or similar equity instrument under APB Opinion No. 25, "Accounting for Stock Issued to Employees." It is anticipated, however, that the FASB may propose new rules that would require expensing of stock-based employee compensation awards. We intend to review the two methodologies currently permitted under SFAS No. 123, as well as any rule changes proposed by FASB, if available, prior to making a determination of the accounting treatment to be used.

     The Company will also recognize a compensation expense as shares of Common Stock subject to share awards granted pursuant to the Incentive Plan vest. The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the Common Stock at the date of grant to recipients, rather than the fair market value at the time vesting for tax purposes. The vesting of share awards will have the effect of increasing the Company's compensation expense.

     Stockholder Approval. No Awards will be granted under the Incentive Plan unless the Incentive Plan is approved by stockholders. Stockholder ratification of the Incentive Plan will also satisfy The Nasdaq Stock Market listing requirements and federal tax requirements.

     Awards to be Granted. The Board of Directors of the Company adopted the Incentive Plan and the Committee established thereunder anticipates that it will grant options and share awards to executive officers, employees and non-employee directors, as applicable, of the Company and the Bank on or after the receipt of stockholder approval. Neither the Board of Directors nor the Committee, however, have made any specific determinations regarding the size of individual Awards.

     Awards Granted or Available Under Existing Plans. As of June 30, 2004, options covering a total of 450,861 shares were issued and outstanding under the Company's 1993 Key Employee Stock Compensation Program and 1993 Directors' Stock Option Plan. No additional options can be granted under either of such plans.

VOTE REQUIRED

     The affirmative vote of a majority of the votes cast by all shareholders entitled to vote is required to approve the proposal to adopt the 2004 Stock Incentive Plan. Brokerage firms are not able to vote the shares beneficially owned by their customers on this proposal unless they receive voting instructions from such customers. Under the Pennsylvania Business Corporation Law, abstentions and broker non-votes are not counted as votes cast and, accordingly, will have no effect on the vote to approve the proposal to adopt the 2004 Stock Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ADOPTION OF THE 2004 STOCK INCENTIVE PLAN.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Parente Randolph, LLC as independent auditors for the year ending June 30, 2005, and has further directed that the selection of such auditors be submitted for ratification by the stockholders at the Annual Meeting. The Corporation has been advised by Parente Randolph, LLC that neither the firm nor any of its associates has any relationship with the Corporation or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Parente Randolph, LLC will have a representative at the Annual Meeting who will have an opportunity to make a statement, if he or she so desires, and who will be available to respond to appropriate questions. The affirmative vote of the holders of a majority of the total votes cast at the Annual Meeting is required for this proposal. Abstentions will not be counted as votes cast and, accordingly, will have no effect on this proposal. There will be no "broker non-votes" with respect to this proposal.

           THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
            RATIFICATION OF THE APPOINTMENT OF PARENTE RANDOLPH, LLC
                    AS INDEPENDENT AUDITORS FOR FISCAL 2004.

     On January 6, 2004, Ernst & Young LLP (E&Y) informed Parkvale Financial Corporation that it had resigned as the independent auditors for the Corporation for the fiscal year ending June 30, 2004. E&Y and the Corporation were not able to agree on financial arrangements for proposed audit services. During the past 2 years, there were no adverse or disclaimer of opinions, no reportable events and no disagreements with E&Y. The decision to change auditors was solely the result of the fees to be charged for audit services and this action was approved by the Audit Committee and the Board of Directors on February 5, 2004. The Corporation engaged Parente Randolph, LLC on February 12, 2004 as the new independent auditors for the fiscal year ending June 30, 2004.

     The fees and expenses billed by the auditors for the past two fiscal years are as follows:

                                                                         PARENTE
                                                 ERNST & YOUNG LLP    RANDOLPH, LLC
                                                 ------------------   --------------
                                                  2004       2003      2004     2003
                                                 -------   --------   -------   ----
Audit fees.....................................  $15,000   $102,920   $74,550     --
Audit related fees.............................       --     13,000     6,300     --
Tax Fees.......................................       --     41,500     5,250     --
All other fees.................................   21,300         --        --     --

     The Audit Committee believes that the non-audit fees billed and paid to Ernst & Young LLP and Parente Randolph LLC are compatible for maintaining their independence.

     All services provided by our independent auditors during the year were pre-approved by the Audit Committee. The Audit Committee is required to pre-approve all audit and non-audit services performed by the independent auditors in excess of $10,000 to assure that the provision of such services does not impair the independent auditor's independence. In addition, any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

                             STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have presented at the next Annual Meeting of Stockholders to be held in October 2005, must be received at the main office of the Corporation no later than May 24, 2005. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

                    ANNUAL REPORTS AND FINANCIAL STATEMENTS

     A copy of the Corporation's Annual Report to Stockholders for the year ended June 30, 2004 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

     UPON RECEIPT OF A WRITTEN REQUEST, THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2004 AND A LIST OF THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE EXCHANGE ACT. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO TIMOTHY G. RUBRITZ, TREASURER, PARKVALE FINANCIAL CORPORATION, 4220 WILLIAM PENN HIGHWAY, MONROEVILLE, PENNSYLVANIA 15146. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                 OTHER MATTERS

     Each proxy solicited hereby also confers discretionary authority to the Board of Directors of the Corporation to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Corporation's Common Stock. In addition to solicitations by mail, directors, officers and employees of Parkvale may solicit proxies personally or by telephone without additional compensation. The Corporation may retain a proxy soliciting firm to assist in the solicitation of proxies. The cost of such a firm would not be expected to exceed $3,500.

                                          By Order of The Board of Directors

                                          /s/ ERNA A. GOLOTA
                                          Erna A. Golota,
                                          Secretary

September 20, 2004

                                                                      APPENDIX A

                         PARKVALE FINANCIAL CORPORATION
                           2004 STOCK INCENTIVE PLAN

                                   ARTICLE I

                           ESTABLISHMENT OF THE PLAN

     Parkvale Financial Corporation (the "Corporation") hereby establishes this 2004 Stock Incentive Plan (the "Plan") upon the terms and conditions hereinafter stated.

                                   ARTICLE II

                              PURPOSE OF THE PLAN

     The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees and Non-Employee Directors for outstanding performance. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind. Each recipient of an Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Award hereunder.

                                  ARTICLE III

                                  DEFINITIONS

     3.01 "Award" means an Option or Share Award granted pursuant to the terms of this Plan.

     3.02 "Bank" means Parkvale Savings Bank, the wholly owned subsidiary of the Corporation.

     3.03 "Beneficiary" means the person or persons designated by a Recipient or Optionee to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

     3.04 "Board" means the Board of Directors of the Corporation.

     3.05 "Change in Control of the Corporation" shall mean the occurrence of any of the following: (i) the acquisition of control of the Corporation as defined in 12 C.F.R. sec.574.4 (unless a presumption of control is successfully rebutted or unless the transaction is exempted by 12 C.F.R. sec.574.3(c)(vii), or any successor to such sections), provided, however, if such acquisition of control involves a Fundamental Transaction (as hereinafter defined), no change in control of the Corporation shall be deemed to have occurred if either (A) the voting securities of the Corporation outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 60% of the combined voting power of the surviving entity immediately after such Fundamental Transaction or (B) the members of the Board of Directors of the Corporation immediately prior thereto continue to represent at least 60% of the members of the Board of Directors of the surviving entity of such Fundamental Transaction;
(ii) an event that would be required to be reported in response to Item 1(a) of Form 8-K or Item 6(e) of Schedule 14A of Regulation 14A pursuant to the Exchange Act, or any successor thereto, whether or not any class of securities of the Corporation is registered under the Exchange Act; (iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the

Exchange Act but excluding the Corporation and any stock benefit plan, including this Plan, of the Corporation or any Subsidiary Company thereof), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities except for any securities purchased by the Corporation or the Bank; (iv) the stockholders of the Corporation approve (or, in the event no approval of the Corporation's stockholders is required, the Corporation consummates) a merger, consolidation, share exchange, division or other reorganization or transaction involving the Corporation (a "Fundamental Transaction") with any other corporation or entity, other than a Fundamental Transaction which results in either (A) the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 60% of the combined voting power of the surviving entity immediately after such Fundamental Transaction or (B) the members of the Board of Directors of the Corporation immediately prior thereto continuing to represent at least 60% of the members of the Board of Directors of the surviving entity; or (v) during any period of thirty-six consecutive months, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     3.06 "Code" means the Internal Revenue Code of 1986, as amended.

     3.07 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof, each of whom shall be a Non-Employee Director (i) as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto, and (ii) within the meaning of Section 162(m) of the Code or any successor thereto.

     3.08 "Common Stock" means shares of the common stock, par value $1.00 per share, of the Corporation.

     3.09 "Director" means a member of the Board of Directors of the Corporation or a Subsidiary Corporation or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

     3.10 "Director Emeritus" and "Advisory Director" means a person appointed to serve in such capacity by the Board of either the Corporation or the Bank or the successors thereto.

     3.11 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such individual for disability benefits under the Federal Social Security System.

     3.12 "Effective Date" means the day upon which the Board approves this Plan, which was June 17, 2004.

     3.13 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including Directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

     3.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     3.15 "Exercise Price" means the price at which a share of Common Stock may be purchased by an Optionee pursuant to an Option.

     3.16 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock as of the close of business on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

     3.17 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

     3.18 "Non-Employee Director" means a member of the Board (including advisory boards, if any) of the Corporation or a Subsidiary Company or any successors thereto as well as an Advisory Director or Director Emeritus who is not an Officer or Employee of the Corporation or any Subsidiary Company.

     3.19 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

     3.20 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

     3.21 "Option" means a right granted under this Plan to purchase Common
Stock.

     3.22 "Optionee" means an Employee or Non-Employee Director to whom an Option is granted under the Plan.

     3.23 "Participant" means any person who holds any outstanding Award pursuant to this Plan.

     3.24 "Performance Share Award" means a Share Award granted to a Recipient pursuant to Section 9.06 of the Plan.

     3.25 "Performance Goal" means an objective for the Corporation or any Subsidiary Company or any unit thereof or any Employee of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable. The establishment of Performance Goals are intended to make the applicable Performance Share Awards "performance based" compensation within the meaning of Section 162(m) of the Code, and the Performance Goals shall be based on one or more of the following criteria:

          (i)   net income, as adjusted for non-recurring items;

          (ii)  cash earnings;

          (iii)  earnings per share;

          (iv)  cash earnings per share;

          (v)   return on average equity;

          (vi)  return on average assets;

          (vii)  assets;

          (viii) stock price;

          (ix)  total stockholder return;

          (x)  capital;

          (xi)  net interest income;

          (xii)  market share;

          (xiii) cost control or efficiency ratio; and

          (xiv) asset growth.

     3.26 "Recipient" means an Employee who receives a Share Award or Performance Share Award under the Plan.

     3.27 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Company, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan. With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto (including service as a Director Emeritus or Advisory Director to the Corporation or any Subsidiary Company) after attaining the normal retirement age as established by the Board of Directors.

     3.28 "Share Award" means a right granted under this Plan to receive a distribution of shares of Common Stock upon completion of the service or other requirements described in Article IX and includes Performance Share Awards.

     3.29 "Subsidiary Company" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

     3.30 "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Plan assets for the purposes set forth herein.

     3.31 "Trustee" means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

                                   ARTICLE IV

                           ADMINISTRATION OF THE PLAN

     4.01 DUTIES OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of a Participant's tax withholding obligation pursuant to Section 13.01 hereof, (ii) include arrangements to facilitate an Optionee's ability to borrow funds for payment of the exercise or purchase price of an Option, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board.

     4.02 APPOINTMENT AND OPERATION OF THE COMMITTEE. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

     4.03 REVOCATION FOR MISCONDUCT. The Board or the Committee may by resolution immediately revoke, rescind and terminate any outstanding Option or Share Award, or portion thereof, to the extent not yet exercised or earned, that was previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Unvested Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation and Bylaws or the Bank's Articles of Incorporation and Bylaws or the constituent documents of the Subsidiary Company on whose Board he serves shall terminate as of the effective date of such removal.

     4.04 LIMITATION ON LIABILITY. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     4.05 COMPLIANCE WITH LAW AND REGULATIONS. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

     4.06 RESTRICTIONS ON TRANSFER. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

                                   ARTICLE V

                                  ELIGIBILITY

     Awards may be granted to such Employees and Non-Qualified Options may be granted to such Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall not be eligible to receive Share Awards or Incentive Stock Options pursuant to this Plan.

                                   ARTICLE VI

                        COMMON STOCK COVERED BY THE PLAN

     6.01 NUMBER OF SHARES. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan with respect to all types of Awards hereunder, subject to adjustment as provided in Article X, shall be 279,000. However, subject to adjustment as provided in Article X hereof, the maximum amount of shares available for Share Awards granted hereunder is 55,800. None of the shares reserved for the Plan shall be the subject of more than one Award at any time, but if an Award as to any shares is surrendered before exercise or vesting occurs, or expires or terminates for any reason without having been fully exercised in the case of Options or vested in the case of Share Awards, or for any other reason ceases vesting or to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Award had been previously granted with respect to such shares. During the time this Plan remains in effect, the aggregate amount of grants of Awards of all types permitted hereunder to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively. Awards made to Non-Employee Directors in the aggregate may not exceed 25% of the number of shares available under this Plan.

     6.02 SOURCE OF SHARES. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

                                  ARTICLE VII

                DETERMINATION OF AWARDS, NUMBER OF SHARES, ETC.

     The Board or the Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to an Award, the vesting requirements and other features of such Awards, whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option (in the case of Employees), the exercise price of an Option and whether a Share Award will be a Performance Share Award. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation and/or its

     Subsidiary Companies, his salary or other compensation and such other factors deemed relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Awards to be granted to him.

                                  ARTICLE VIII

                                    OPTIONS

     Each Option granted hereunder shall be on the following terms and conditions:

     8.01 STOCK OPTION AGREEMENT. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

     8.02 OPTION EXERCISE PRICE.

     (A) INCENTIVE STOCK OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b).

     (B) NON-QUALIFIED OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be established by the Committee at the time of grant, but in no event shall be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted.

     8.03 VESTING AND EXERCISE OF OPTIONS.

     (A) GENERAL RULES. Incentive Stock Options and Non-Qualified Options shall vest and become exercisable at the rate, to the extent and subject to such limitations as may be specified by the Committee. Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof, no vesting shall occur on or after an Optionee's employment and/or service as a Non-Employee Director (which, for purposes hereof, shall include service as a Director Emeritus or Advisory Director) with the Corporation and all Subsidiary Companies is terminated for any reason other than his death, Disability, Retirement or in the event of a Change in Control of the Corporation. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and deemed vested on the final date of vesting.

     (B) ACCELERATED VESTING. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company and/or service as a Non-Employee Director because of his death, Disability or Retirement. All outstanding Options hereunder shall become immediately vested and exercisable in full as of the effective date of a Change in Control of the Corporation.

     8.04 DURATION OF OPTIONS.

     (A) GENERAL RULE. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to an Employee shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten
(10) years after its date of grant or (ii) six (6) months after the date on which the Employee ceases to be employed by or serve as a Director of the Corporation and all Subsidiary Companies, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of employment or service to a period not exceeding five (5) years.

     Except as provided in Section 8.04(b), each Option or portion thereof granted to a Non-Employee Director shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) three (3) years after the date on which the Non-Employee Director ceases to serve as a director of the Corporation and all Subsidiary Companies (including service as a Director Emeritus or Advisory Director), unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of service to a period not exceeding five (5) years.

     (B) EXCEPTIONS. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the five (5) year period following his termination due to Disability or Retirement, to exercise such Options, and (ii) if a Non-Employee Director terminates his service as a Director (including service as an Advisory Director or Director Emeritus) with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the five (5) year period following his termination due to Disability or Retirement, to exercise such Options.

     Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control of the Corporation without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term of the Option from the date of grant.

     If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company, including as a result of Disability or Retirement, and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the two (2) year period following his death, to exercise such Options.

     Notwithstanding anything to the contrary herein, in no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.

     In the event an Incentive Stock Option is not exercised within ninety (90) days (or one (1) year with respect to termination due to Disability or death) of the effective date of termination of the Optionee's status as an Employee, the tax treatment accorded Incentive Stock Options by the Code may not be available. In addition, the accelerated vesting of Incentive Stock Options provided by
Section 8.03(b) may result in all or a portion of such Incentive Stock Options no longer qualifying as Incentive Stock Options.

     8.05 NONASSIGNABILITY. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his immediate family or to a duly established trust for the benefit of one or more of these individuals. For purposes hereof, "immediate family" includes the Participant's spouse, children (including step children), parents, grandchildren and great grandchildren. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

     8.06 MANNER OF EXERCISE. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

     8.07 PAYMENT FOR SHARES. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing. With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof, in each case more than six months prior to the exercise date of the Option.

     8.08 VOTING AND DIVIDEND RIGHTS. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

     8.09 ADDITIONAL TERMS APPLICABLE TO INCENTIVE STOCK OPTIONS. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this
Section 8.09.

     (A) DOLLAR AMOUNT LIMITATION. Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan, and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

     (B) LIMITATION ON TEN PERCENT STOCKHOLDERS. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

     (C) NOTICE OF DISPOSITION; WITHHOLDING; ESCROW. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee or the Board may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

     (D) MAXIMUM LIMIT ON INCENTIVE STOCK OPTIONS. No more than 80% of the total shares which are reserved for issuance pursuant to Section 6.01 of this Plan may be issued pursuant to the exercise of Incentive Stock Options.

                                   ARTICLE IX

                                  SHARE AWARDS

     9.01 SHARE AWARD NOTICE. As promptly as practicable after the granting of a Share Award pursuant to the terms hereof, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares covered by the Share Award, whether the Share Award is a Performance Share Award and the terms upon which the shares subject to the Award shall be distributed to the Recipient. The Board or the Committee shall maintain records as to all grants of Share Awards and Performance Share Awards under the Plan.

     9.02 EARNING PLAN SHARES; FORFEITURES.

     (A) GENERAL RULES. Subject to the terms hereof, Share Awards granted hereunder shall be earned at the rate and to the extent as may be specified by the Committee at the date of grant thereof. If the employment of an Employee (or service as a Non-Employee Director (including for purposes hereof service as a Director Emeritus or Advisory Director) in the event the Recipient is serving as a Director at the time of termination of employment and will continue thereafter to serve in the capacity as a Non-Employee Director) is terminated before the Share Award has been completely earned for any reason (except as specifically provided in subsections (b), (c) and (d) below), the Recipient shall forfeit the right to any shares subject to the Share Award which have not theretofore been earned. In the event of a forfeiture of the right to any shares subject to a Share Award, such forfeited shares shall become available for grant pursuant to Articles VI and VII as if no Share Award had been previously granted with respect to such shares. No fractional shares shall be distributed pursuant to this Plan.

     (B) EXCEPTION FOR TERMINATIONS DUE TO DEATH, DISABILITY OR RETIREMENT.Notwithstanding the general rule contained in Section 9.02(a), all shares subject to a Share Award held by a Recipient whose employment with the Corporation or any Subsidiary Company (or service as a Non-Employee Director (including for purposes hereof service as a Director Emeritus or Advisory Director) in the event the Recipient received a Share Award while serving as an Employee and continued to serve as a Non-Employee Director subsequent to his termination of employment) terminates due to death, Disability or Retirement shall be deemed fully earned as of the Recipient's last day of employment with and/or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director of the Corporation or at least one Subsidiary Company (including for purposes hereof service as a Director Emeritus or Advisory Director)) and shall be distributed as soon as practicable thereafter.

     (C) EXCEPTION FOR A CHANGE IN CONTROL OF THE CORPORATION. Notwithstanding the general rule contained in Section 9.02(a), all shares subject to a Share Award held by a Recipient shall be deemed to be fully earned as of the effective date of a Change in Control of the Corporation.

     9.03 DISTRIBUTION OF DIVIDENDS. Any cash dividends (including special, large and nonrecurring dividends, including any that has the effect of a return of capital to the Corporation's stockholders) or stock dividends declared in respect of each unvested Share Award or Performance Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Share Award or Performance Share Award is then held by the Trust and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Share Awards become earned. Any cash dividends or stock dividends declared in respect of each vested share held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Recipient on whose behalf such share is then held by the Trust.

     9.04 DISTRIBUTION OF PLAN SHARES.

     (A) TIMING OF DISTRIBUTIONS: GENERAL RULE. Subject to the provisions of
Section 9.06 hereof, shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

     (B) FORM OF DISTRIBUTIONS. All shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each share earned and distributable. Payments representing cash dividends shall be made in cash.

     (C) RESTRICTIONS ON SELLING OF PLAN SHARES. Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Upon distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed shares in order to restrict the transfer of the distributed shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

     9.05 VOTING OF PLAN SHARES. After a Share Award (other than a Performance Share Award) has been made, the Recipient shall be entitled to direct the Trustee as to the voting of the Shares which are covered by the Share Award and which have not yet been earned and distributed to him pursuant to Section 9.04, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust, if any, which have not been awarded under a Share Award, shares subject to Performance Share Awards which have not vested and shares which have been awarded as to which Recipients have not directed the voting shall be voted by the Trustee in its discretion.

     9.06 PERFORMANCE AWARDS.

     (A) DESIGNATION OF PERFORMANCE SHARE AWARDS. The Committee may determine to make any Share Award a Performance Share Award by making such Share Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals. Each Performance Share Award shall be evidenced by a written agreement ("Award Agreement"), which shall set forth the Performance Goals applicable to the Performance Share Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Share Award. Each Performance Share Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code.

     (B) TIMING OF GRANTS. Any Performance Share Award shall be made not later than 90 days after the start of the period for which the Performance Share Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any Performance Goals will be made by the Committee. The Committee may not increase during a year the amount of a Performance Share Award that would otherwise be payable upon achievement of the Performance Goals but may reduce or eliminate the payments as provided for in the Award Agreement.

     (C) RESTRICTIONS ON GRANTS. Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

     (D) RIGHTS OF RECIPIENTS. Notwithstanding anything to the contrary herein, a Participant who receives a Performance Share Award payable in Common Stock shall have no rights as a stockholder until the Common Stock is issued pursuant to the terms of the Award Agreement.

     (E) DISTRIBUTION. No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject have been achieved.

     9.07. NONTRANSFERABLE. Share Awards and Performance Share Awards and rights to shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, shares which are the subject of Share Awards may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 9.01. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

                                   ARTICLE X

                        ADJUSTMENTS FOR CAPITAL CHANGES

     The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any outstanding Award relates, the maximum number of shares that can be covered by Awards to each Employee, each Non-Employee Director and Non-Employee Directors as a group and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase, acquire or receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Participants would have been entitled to purchase, acquire or receive except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options. Notwithstanding any provision to the contrary, the exercise price of shares subject to outstanding Awards may be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders, providing that the adjustment to the per share exercise price shall satisfy the criteria set forth in Emerging Issues Task Force 90-9 (or any successor thereto) so that the adjustments do not result in compensation expense, and provided further that if such adjustment with respect to incentive stock options would be treated as a modification of the outstanding incentive stock options with the effect that, for purposes of Sections 422 and 425(h) of the Code, and the rules and regulations promulgated thereunder, new incentive options would be deemed to be granted, then no adjustment to the per share exercise price of outstanding stock options shall be made.

                                   ARTICLE XI

                     AMENDMENT AND TERMINATION OF THE PLAN

     Except as otherwise provided herein, the Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan except as specifically authorized herein. Furthermore, in the event of the termination of the Plan, Recipients' Share Awards (including Performance Share Awards) shall be distributed thereto regardless of whether or not such Share Awards had been earned under the requirements of Article IX hereof.

     Notwithstanding anything to the contrary herein, in no event shall the Board of Directors without stockholder approval amend the Plan nor shall the Board of Directors or the Committee amend an Award in any manner that effectively allows the repricing of any Option previously granted under the Plan either through a reduction in the Exercise Price or through the cancellation and regrant of a new Option in exchange for the cancelled Option (except as permitted pursuant to Article X in connection with a change in the Company's capitalization).

                                  ARTICLE XII

                         EMPLOYMENT AND SERVICE RIGHTS

     Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

                                  ARTICLE XIII

                                  WITHHOLDING

     13.01 TAX WITHHOLDING. The Corporation may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Participant to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in
Section 8.09(c).

     13.02 METHODS OF TAX WITHHOLDING. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of a Participant's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Participant's delivery of previously-owned shares of Common Stock or other property.

                                  ARTICLE XIV

                               DEFERRED PAYMENTS

     14.01 DEFERRAL OF OPTIONS AND SHARE AWARDS. Notwithstanding any other provision of this Plan, a Participant may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer the delivery of the proceeds of the exercise of any Non-Qualified Option not transferred under the provisions of Section 8.05 hereof or the shares earned upon vesting of a Share Award, provided that the Corporation has adopted a deferred compensation plan permitting such deferrals.

     14.02 TIMING OF ELECTION.

     (A) NON-QUALIFIED OPTIONS. The election to defer the delivery of the proceeds from any eligible Non-Qualified Option must be made at least six (6) months prior to the date such Option is exercised or at such other time as the Committee may specify. Deferrals of eligible Non-Qualified Options shall only be allowed for exercises of Options that occur while the Participant is in active service with the Corporation or one of its Subsidiary Companies. Any election to defer the proceeds from an eligible Non-Qualified Option shall be irrevocable as long as the Optionee remains an Employee and/or a Non-Employee Director of the Corporation or one of its Subsidiary Companies.

     (B) SHARE AWARDS. The election to defer the delivery of any Share Award must be made no later than the last day of the calendar year preceding the calendar year in which the Recipient would otherwise have an unrestricted right to receive such Award. Deferrals of eligible Share Awards shall only be allowed for Share Awards for which all applicable restrictions lapse while the Recipient is in active service with the Corporation or one of its Subsidiary Companies. Any election to defer the proceeds from an eligible Share Award shall be irrevocable as long as the Recipient remains an Employee and/or a Non-Employee Director of the Corporation or one of its Subsidiary Companies.

     14.03 STOCK OPTION DEFERRAL. The deferral of the proceeds of Non-Qualified Options may be elected by an Optionee subject to the rules and regulations established by the Committee and in accordance with the terms of a deferred compensation plan adopted by the Corporation. The proceeds shall be credited to the Participant's deferred stock option account in the Corporation's deferred compensation plan as a number of deferred shares or share units equivalent in value to those proceeds.

     14.04 SHARE AWARD DEFERRAL. The deferral of Share Awards may be elected by a Recipient subject to the rules and regulations established by the Committee and in accordance with terms of the Corporation's deferred compensation plan. Upon the lapsing of restrictions on such a Share Award, the Committee shall credit to a deferred share award account established for the Recipient in the Corporation's deferred compensation plan a number of deferred shares or share units equivalent in value to the number of deferred Share Awards multiplied by the Fair Market Value of Common Stock. Any shares covered by such deferred Share Awards shall be transferred from this Plan to any trust created by the Corporation's deferred compensation plan.

     14.05 ACCELERATED DISTRIBUTIONS. To the extent permitted by the Corporation's deferred compensation plan, the Committee may, at its sole discretion, allow for the early payment of a Participant's deferred Option and/or Share Award account in the event of an "unforeseeable emergency" or in the event of the death or Disability of the Participant. An "unforeseeable emergency" means an unanticipated emergency caused by an event beyond the control of the Participant that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision shall be consistent with the Corporation's deferred compensation plan and the Code and the regulations promulgated thereunder.

     14.06 ASSIGNABILITY. Unless otherwise permitted by the Corporation's deferred compensation plan, no rights to deferred Option accounts or deferred Share Award accounts may be assigned or subject to any encumbrance, pledge or charge of any nature except that an Optionee or Recipient may designate a beneficiary pursuant to any rules established by the Committee.

     14.07 UNFUNDED STATUS. No Participant or other person shall have any interest in any fund or in any specific asset of the Corporation or one of its Subsidiary Companies by reason of any amount credited to the Corporation's deferred compensation plan pursuant to the provisions hereof. Any amounts payable pursuant to the provisions hereof shall be paid from the general assets of the Corporation or one of its Subsidiary Companies and no Participant or other person shall have any rights to such assets beyond the rights afforded general creditors of the Corporation or one of its Subsidiary Companies. However, the Corporation or one of its Subsidiary Companies shall have the right to establish a reserve or trust or make any investment for the purpose of satisfying the obligations created under this Article XIV of the Plan; provided, however, that no Participant or other person shall have any interest in such reserve, trust or investment.

                                   ARTICLE XV

                                     TRUST

     15.01 TRUST. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

     15.02 MANAGEMENT OF TRUST. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

          (A) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued or treasury shares.

          (B) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

          (C) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

          (D) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

          (E) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

          (F) To employ brokers, agents, custodians, consultants and accountants.

          (G) To hire counsel to render advice with respect to its rights, duties and obligations hereunder, and such other legal services or representation as it may deem desirable.

          (H) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

     Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

     15.03 RECORDS AND ACCOUNTS. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

     15.04 EXPENSES. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

     15.05 INDEMNIFICATION. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of its duties hereunder, unless the same shall be due to its gross negligence or willful misconduct.

     15.06. TAX STATUS OF TRUST. It is intended that the trust established hereby be treated as a grantor trust of the Corporation under the provisions of
Section 671 et seq. of the Code as the same may be amended from time to time.

                                  ARTICLE XVI

                        EFFECTIVE DATE OF THE PLAN; TERM

     16.01 EFFECTIVE DATE OF THE PLAN. This Plan shall become effective on the Effective Date. Awards may be granted hereunder prior to the date that this Plan is approved by stockholders of the Corporation and prior to the termination of the Plan, provided (i) that this Plan is approved by stockholders of the Corporation pursuant to Article XVII hereof and (ii) that no Options granted hereunder may be exercised or transferred prior to receipt of such stockholder approval and that no Plan Awards shall be earned prior to receipt of such stockholder approval. In the event stockholder approval of the Plan is not obtained, any Awards already granted shall be cancelled.

     16.02 TERM OF THE PLAN. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

                                  ARTICLE XVII

                              STOCKHOLDER APPROVAL

     The Corporation shall submit this Plan to stockholders for approval at a meeting of stockholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder, (ii) Section 162(m) of the Code and regulations thereunder, and (iii) the Nasdaq Stock Market for continued quotation of the Common Stock on the Nasdaq National Market.

                                 ARTICLE XVIII

                                 MISCELLANEOUS

     18.01 GOVERNING LAW. To the extent not governed by federal law, this Plan shall be construed under the laws of the Commonwealth of Pennsylvania.

     18.02 PRONOUNS. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

                                                                      APPENDIX B

                         PARKVALE FINANCIAL CORPORATION

                               BOARD OF DIRECTORS
                          NOMINATING COMMITTEE CHARTER

PURPOSE

     The Committee's purpose is to identify and recommend qualified individuals to serve as Board members.

AUTHORITY & MEMBERSHIP

     The Committee members, who must number at least three Directors, are annually appointed by the Board and may be replaced by the Board. None of the Committee members may be a current officer or employee of the Corporation or any of its subsidiaries, or an officer or employee of the Corporation or any of its subsidiaries within the past three years. The Committee may appoint a Secretary, who need not be a Director. The Committee Chairman shall be appointed by the Board on the recommendation of the Nominating Committee.

     The members of the Committee shall meet the independence requirements of applicable Nasdaq listing standards, as amended or modified and shall meet any other standards of independence as may be prescribed for purposes of any federal securities laws relating to the Committee's responsibilities.

RESPONSIBILITIES

     The Committee is responsible for the following:

     1. Nominate individuals to stand for election as directors at each annual meeting of shareholders;

     2. Assist the Board in the event of any vacancy on the Board by identifying individuals qualified to become Board members, and recommending to the Board qualified individuals to fill such vacancy;

     3. Identify and review the qualifications of prospective directors of Parkvale. The Committee shall select individuals who possess personal and professional integrity, sound judgment and exceptional ability and who will be effective in serving the long-term interests of Parkvale's shareholders. Other relevant considerations for selecting new directors include: area of residence in relationship to Parkvale's geographic market; business experience; age; availability; level and type of education; other directorship experience that would be beneficial to the Board and management of Parkvale; and diversity of experience relative to that of other Parkvale Directors;

     4. Ensure compliance with Article IV, Section 3 of the bylaws of Parkvale Financial Corporation, regarding shareholder nominations;

     5. Recommend to the Board on an annual basis, nominees for each Board Committee;

GENERAL

     1. In performing their responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

          a. One or more officers or employees of the Corporation whom the Committee member reasonably believes to be reliable and competent in the matters presented;

          b. Counsel, independent auditors, search firms used to identify director candidates, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; or

          c. Another committee of the Board as to matters within its designated authority.

     2. The Committee shall review and reassess the adequacy of its Charter as needed, but at least annually, and recommend to the Board any proposed changes to this Charter.

     3. This Charter shall either be available on the Bank's website, or shall be disclosed as an appendix in the proxy once every three years.

                                                                      APPENDIX C

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                         PARKVALE FINANCIAL CORPORATION

                          I.  PURPOSE OF THE COMMITTEE

     The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Parkvale Financial Corporation (the "Corporation") shall be to assist the Board in the oversight of the integrity of the Corporation's financial statements; compliance with legal and regulatory requirements; the qualifications, independence and performance of the independent auditors; and the performance of the internal audit function. The Committee shall also prepare the Audit Committee report as required by the Securities and Exchange Commission ("SEC") to be included in the Corporation's proxy statement for the annual meeting of shareholders. The Committee shall report regularly to the Board.

                       II.  COMPOSITION OF THE COMMITTEE

     The Committee shall be comprised of no fewer than three Directors. The Directors on the Committee shall meet the independence and other requirements of the National Association of Securities Dealers ("NASD"), the Sarbanes-Oxley Act of 2002 ("SOX Act") and the rules promulgated by the SEC pursuant to the SOX Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Each Director meeting these requirements shall be referred to as an "Independent Director." Each member of the Committee must be "financially literate," as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee must have "accounting or related financial management expertise," as the Board interprets such qualification in its business judgment. One member of the Committee shall be an "audit committee financial expert" as that term is defined in the rules and regulations promulgated by the SEC pursuant to the SOX Act. No Director may serve as a member of the Committee if such Director serves on the audit committees of more than two other public companies, unless the Board expressly determines that such service would not impair said Director's ability to serve effectively on the Committee and such determination is disclosed in the Corporation's annual proxy statement.

     The members of the Committee shall be appointed annually to one year terms by majority vote of the Board at the first meeting of the Board following the annual meeting of shareholders. Vacancies on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy or by unanimous written consent of the Board. No member of the Committee shall be removed from the Committee except by majority vote of the Independent Directors of the Board then in office or by unanimous written consent of the Board.

                 III.  MEETINGS AND PROCEDURES OF THE COMMITTEE

     The Committee shall fix its own rules of procedure, which shall be consistent with the By-laws of the Corporation and this Charter. The Committee shall meet as provided by its rules, which shall be at least four times annually or more frequently as circumstances require. The Board shall designate one member of the Committee as its Chairperson on an annual basis. The Chairperson of the Committee or a majority of the members of the Committee may also call a special meeting of the Committee. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members.

     The Committee may request that any Director, officer or employee of the Corporation, or other person whose advice and counsel is sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

     Following each of its meetings, the Committee shall deliver a report on the meeting to the Board, including a description of all actions taken by the Committee at the meeting. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Corporation.

     The Committee may delegate certain of its functions to one or more members of the Committee if permitted by law. Such member(s) shall report on all actions taken no later than at the next meeting of the Committee. The Committee's functions are the sole responsibility of the Committee and may not be allocated to a different committee.

                          IV.  DUTIES OF THE COMMITTEE

     The Committee shall have the following duties and responsibilities:

                            A.  FINANCIAL REPORTING

     1. The Committee shall review and discuss with management, the Corporation's independent auditors and the Director of Internal Audit & Compliance the following:

          (a) the Corporation's earnings press releases (with particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided by the Corporation to analysts and rating agencies. Generally, this discussion should include the types of information to be disclosed and the type of presentation to be made.

          (b) the Corporation's annual audited financial statements and quarterly financial statements, including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and any major issues related thereto, and recommend to the Board whether the audited financial statements should be included in the Corporation's Annual Report on Form 10-K.

          (c) the critical accounting policies and such other accounting policies of the Corporation as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Corporation's financial statements.

          (d) the development, selection and disclosure of critical accounting estimates included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations."

          (e) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the selection or application of accounting principles.

          (f) any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements.

          (g) all alternative treatments of financial information within GAAP that have been discussed by the independent auditors and management, ramifications of the use of such alternatives and the treatment preferred by the independent auditors.

          (h) all material written communications between the independent auditors and management including but not limited to any management letter, schedule of unadjusted differences or management representation letter.

          (i) the effect of regulatory, tax, accounting and financial reporting initiatives or developments, as well as off-balance sheet structures, on the financial statements of the Corporation, including those proposed and/or adopted by the Financial Accounting Standards Board, the Public Company Accounting Oversight Board, the American Institute of Certified Public Accountants or the Internal Revenue Service that may have a bearing on the Corporation.

          (j) the Chief Executive Officer and Chief Financial Officer periodic report certifications and disclosure required under the SOX Act and the rules promulgated by the SEC pursuant thereto.

     2. The Committee shall meet periodically with the Disclosure Committee to discuss any matters of concern arising from the Disclosure Committee's quarterly process to assist the Chief Executive Officer and Chief Financial Officer in their SOX Act Section 302 and 906 certifications.

     3. The Committee shall prepare the Audit Committee Report, as required by
Item 306 of Regulation S-K for inclusion in the Corporation's annual proxy statement.

     4. The Committee shall review with the full Board any issues that arise with respect to the quality or integrity of the Corporation's financial statements.

                            B.  INDEPENDENT AUDITORS

     1. The Committee shall be directly responsible for the appointment (subject to shareholder ratification), compensation, retention, and oversight of the work of any independent auditors engaged by the Corporation (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Corporation, and each independent auditor shall report directly to the Committee.

     2. The Committee shall review and have sole authority to approve the independent auditors' engagement plan, including the audit plan, scope, procedures and the engagement letter, including the proposed fees and terms contained therein, and monitor such plan's progress and results during the year.

     3. The Committee shall review and have sole authority to pre-approve all audit and, as provided in the SOX Act, all permitted non-audit engagements between the Corporation and the independent auditors and monitor such engagements' progress and results during the year.

          (a) The Committee may establish pre-approval policies and procedures for the engagement of the independent auditors.

          (b) The Committee may delegate to one or more designated members the authority to grant the pre-approvals required by this subsection. The decisions of any member to whom authority is delegated to pre-approve an activity shall be presented to the full Committee at the next meeting of the Committee to occur after the grant of such approval.

          (c) The Committee shall request from the independent auditors written assurance that each non-audit service they are to provide to the Corporation is not a prohibited activity as described in Section 10A(g) of the Exchange Act, Section 201 of the SOX Act, or Rule 2-01(c)(4) of Regulation S-X.

     4. The Committee shall obtain and review at least annually a report from the independent auditors describing:

          (a) the independent auditors' internal quality-control procedures.

          (b) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

          (c) all relationships between the independent auditors and the Corporation, including a description of each category of services provided by the independent auditors to the Corporation and a list of the fees billed for each such category.

     5. The Committee shall evaluate annually the independent auditors' qualifications, performance and independence. In this evaluation, the Committee shall take into account the opinions of management and the internal auditors. The Committee shall review and evaluate the lead partner of the independent auditors. The Committee shall present its conclusions to the Board.

     6. The Committee shall oversee the independence of the independent auditors by, among other things:

          (a) actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the independent auditors, and taking appropriate action to satisfy itself of the auditors' independence.

          (b) monitoring the rotation of audit partners to ensure that the independent auditors are considered independent under applicable rules and regulations.

          (c) setting clear hiring policies for employees or former employees of the independent auditors to ensure that the independent auditors are considered independent under applicable rules and regulations.

          (d) considering whether there should be a regular rotation of the independent auditors.

          (e) monitoring whether any improper influence is being asserted on the independent auditors engaged in the performance of the audit by officers or Directors of the Corporation, or any person acting under their direction.

     7. The Committee shall instruct the independent auditors that they are ultimately accountable to the Committee and the Board.

     8. The Committee shall review and discuss on a regular basis with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any problems or difficulties the independent auditors encountered in the course of any audit work, and management's response with respect thereto, any restrictions on the scope of the independent auditors' activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Committee should review with the independent auditors the following:

          (a) any accounting adjustments that were noted or proposed by the independent auditors but were rejected by management (as immaterial or otherwise).

          (b) any communications between the audit team and the independent auditors' national office regarding auditing or accounting issues presented by the engagement.

          (c) any "management" or "internal control" letters issued, or proposed to be issued, by the independent auditors.

     9. The Committee shall obtain from the independent auditors their annual report and any other information pursuant to Section 201 of the SOX Act, and
Section 10A of the Exchange Act.

     10. The Committee shall review with the full Board any issues that arise with respect to the performance and independence of the independent auditors.

                             C.  INTERNAL CONTROLS

     1. The Committee shall review with the independent auditors and the internal auditor, the adequacy and effectiveness of the Corporation's internal controls pertaining to (i) the effectiveness and efficiency of operations, (ii) reliability of financial reporting and (iii) compliance with applicable law and regulations. The Committee's review of the Corporation's internal controls shall include, beginning with the Corporation's fiscal year ending June 30, 2005, a review of management's annual report on the Corporation's internal control over financial reporting, as well as the independent auditors' attestation report on management's assessment of the Corporation's internal control over financial reporting included in management's report, prior to the inclusion of such reports in the Corporation's annual report.

     2. The Committee shall review with management the Corporation's internal controls, including major issues as to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of the discovery of material control deficiencies, and evaluate whether the Corporation is operating in accordance with its prescribed policies, procedures and codes of conduct.

     3. The Committee shall review periodically with the Chief Executive Officer, Chief Financial Officer, the independent auditors and the internal auditor, the following:

          (a) all significant deficiencies and material weaknesses in the design or operation of the Corporation's internal control over financial reporting which are reasonably likely to adversely affect the Corporation's ability to record, process, summarize and report financial information.

          (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal control over financial reporting.

          (c) any change in the Corporation's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Corporation's internal control over financial reporting.

                      D.  LEGAL AND REGULATORY COMPLIANCE

     The Committee shall:

          (a) review with the full Board any issues that arise with respect to the Corporation's compliance with legal or regulatory requirements.

          (b) review with the Corporation's Compliance Officer material litigation and other legal matters as appropriate.

                              E.  RISK MANAGEMENT

     The Committee shall review and discuss with management guidelines and policies to govern the process by which management assesses and manages the Corporation's exposure to risk, as well as the Corporation's major financial risk exposures and the steps management has taken to monitor and control such risk.

                               F.  INTERNAL AUDIT

     1. The Committee shall annually review the Corporation's Internal Audit Department function including its organization and qualifications, the proposed audit plan for the coming year, the Internal Audit Department's coordination efforts with the independent auditors, significant findings during the year, any difficulties experienced including access restrictions, changes in the audit plan and the independence of internal audit.

     2. The Committee shall review with the full Board any issues that arise with respect to the performance of the internal audit function.

     3. The Committee shall discuss with the independent auditor the responsibilities, budget and staffing of the Corporation's internal audit function.

                     G.  OTHER DUTIES AND RESPONSIBILITIES

     The Committee shall:

          (a) provide for an open avenue of communications between and among the Board, the Committee, the internal auditors and the independent auditors, including periodic meetings with the director of internal audit, the independent auditors, the Chief Financial Officer and other members of management in separate executive sessions to discuss any matters that the Committee, these groups or individuals believe should be discussed privately with the Committee.

          (b) establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

          (c) perform such other functions as assigned to the Committee by law, the Corporation's Charter or By-laws, or the Board.

          (d) periodically review with the Chief Executive Officer, the Chief Financial Officer, the Disclosure Committee, and the internal auditor, the adequacy and effectiveness of the Corporation's disclosure controls and procedures.

                                  H.  FUNDING

     Appropriate funding, as determined by the Committee, shall be provided by the Corporation for payment of compensation to the independent auditors employed by the Corporation for the purposes of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

                        V.  EVALUATION OF THE COMMITTEE

     The Committee shall, on an annual basis, evaluate its performance under this Charter. In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope. The Committee shall address all matters that the Committee considers relevant to its performance including but not limited to the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

     The Committee shall report to the Board the results of its evaluation, including any recommended amendment to this Charter and any recommended change to the Corporation's or the Board's policies or procedures.

               VI.  INVESTIGATIONS AND STUDIES; OUTSIDE ADVISORS

     The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities, and may engage and obtain the advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties. The Committee may retain and compensate these advisors without seeking Board approval. Appropriate funding, as determined by the Committee, shall be provided by the Corporation for payment of compensation to any outside legal, accounting or other advisors employed by the Committee.

                                 VII.  GENERAL

     While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Corporation's financial statements are complete and accurate and in accordance with generally accepted accounting principles.

     In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Corporation and that it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Corporation.

[X] PLEASE MARK VOTES                            REVOCABLE PROXY
    AS IN THIS EXAMPLE                     PARKVALE FINANCIAL CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS                                                                            WITH-    FOR ALL
          SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS                                                   FOR       HOLD     EXCEPT
  The undersigned, being a stockholder of the Corporation,     1.   Election of Directors:               [   ]     [    ]     [    ]
hereby authorizes the Board of Directors of the
Corporation as proxies with full powers of substitution to          NOMINEES:
represent the  undersigned at the Annual Meeting of
Stockholders of the Corporation to be held at the                   ROBERT J. MCCARTHY, JR.
Pittsburgh Athletic Association, 4215 Fifth Avenue,                 PATRICK J. MINNOCK
Pittsburgh, Pennsylvania, on October 28, 2004, at 10:00
a.m. Eastern Time, and at any adjournment of said meeting,     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
and thereat to act with respect to all votes that the          NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE
undersigned would be entitled to cast if then personally       SPACE PROVIDED BELOW.
present on all proposals coming before the meeting.
  This proxy may be revoked at any time before it is
exercised.
                                                               --------------------------------------------------------------------
                                                                                                          FOR     AGAINST   ABSTAIN
                                                               2.   Adoption of the 2004 Stock Incentive [   ]     [   ]     [   ]
                                                                    Plan.

                                                               3.   Appointment of Parente Randolph,     [   ]     [   ]     [   ]
                                                                    LLC as the Corporation's Independent
                                                                    auditors for fiscal 2005.

                                                               4.   In the proxies' discretion, upon such other business as may properly come before the meeting.

                                                                    SHARES OF COMMON STOCK OF THE CORPORATION WILL BE VOTED AS
                                                               SPECIFIED. IF THIS PROXY IS SIGNED AND RETURNED BUT NO SPECIFICATION
                                                               IS MADE, SHARES WILL BE VOTED "FOR" THE ELECTION OF THE BOARD OF
                                                               DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, "FOR" THE 2004 STOCK
                                                               INCENTIVE PLAN AND "FOR" THE APPOINTMENT OF PARENTE RANDOLPH, LLC.
Please be sure to sign and date                  Date
  this Proxy in the box below.                                      Please sign exactly as name appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Shareholder sign above       Co-holder (if any) sign above


    Detach above card, sign, date and mail in postage paid envelope provided.

                         PARKVALE FINANCIAL CORPORATION

--------------------------------------------------------------------------------
                              PLEASE ACT PROMPTLY -
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------


IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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